Morgan Stanley Insured California Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001

Dear Shareholder:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.

Municipal Market Conditions

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range the ratio also soared, from 83 percent to 95 percent between August and October.

Morgan Stanley Insured California Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance: California, Florida, New York and Texas represented 35 percent of national volume.

                         30-YEAR BOND YIELDS 1997-2001

[BOND YIELDS BAR GRAPH]

              30-Year Insured                                 Insured Municipal Yields/
             Municipal Yields      U.S. Treasury Yields      U.S. Treasury Yields (Ratio)
             ----------------      --------------------      ----------------------------
1996               5.60%                 6.63%                   84.46%
1997               5.70%                 6.79%                   83.95%
                   5.65%                 6.80%                   83.09%
                   5.90%                 7.10%                   83.10%
                   5.75%                 6.94%                   82.85%
                   5.65%                 6.91%                   81.77%
                   5.60%                 6.78%                   82.60%
                   5.30%                 6.30%                   84.13%
                   5.50%                 6.61%                   83.21%
                   5.40%                 6.40%                   84.38%
                   5.35%                 6.15%                   86.99%
                   5.30%                 6.05%                   87.60%
                   5.15%                 5.92%                   86.99%
1998               5.15%                 5.80%                   88.79%
                   5.20%                 5.92%                   87.84%
                   5.25%                 5.93%                   88.53%
                   5.35%                 5.95%                   89.92%
                   5.20%                 5.80%                   89.66%
                   5.20%                 5.65%                   92.04%
                   5.18%                 5.71%                   90.72%
                   5.03%                 5.27%                   95.45%
                   4.95%                 5.00%                   99.00%
                   5.05%                 5.16%                   97.87%
                   5.00%                 5.06%                   98.81%
                   5.05%                 5.10%                   99.02%
1999               5.00%                 5.09%                   98.23%
                   5.10%                 5.58%                   91.40%
                   5.15%                 5.63%                   91.47%
                   5.20%                 5.66%                   91.87%
                   5.30%                 5.83%                   90.91%
                   5.47%                 5.96%                   91.78%
                   5.55%                 6.10%                   90.98%
                   5.75%                 6.06%                   94.88%
                   5.85%                 6.05%                   96.69%
                   6.03%                 6.16%                   97.89%
                   6.00%                 6.29%                   95.39%
                   5.97%                 6.48%                   92.13%
2000               6.18%                 6.49%                   95.22%
                   6.04%                 6.14%                   98.37%
                   5.82%                 5.83%                   99.83%
                   5.91%                 5.96%                   99.16%
                   5.91%                 6.01%                   98.34%
                   5.84%                 5.90%                   98.98%
                   5.73%                 5.78%                   99.13%
                   5.62%                 5.67%                   99.12%
                   5.74%                 5.89%                   97.45%
                   5.65%                 5.79%                   97.58%
                   5.55%                 5.61%                   98.93%
                   5.27%                 5.46%                   96.52%
2001               5.30%                 5.50%                   96.36%
                   5.27%                 5.31%                   99.25%
                   5.26%                 5.44%                   96.69%
                   5.45%                 5.79%                   94.13%
                   5.40%                 5.75%                   93.91%
                   5.35%                 5.76%                   92.88%
                   5.16%                 5.52%                   93.48%
                   5.07%                 5.37%                   94.41%
                   5.20%                 5.42%                   95.94%
                   5.04%                 4.87%                  103.49%

Source: Municipal Market Data-A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley Insured California Municipal Securities (ICS) increased from $15.24 to $16.00 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.75 per share, the Trust's total NAV return was
10.52 percent. ICS's value on the New York Stock Exchange increased from $13.375 to $15.29 per share during this period. Based on this change plus

Morgan Stanley Insured California Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

reinvestment of tax-free dividends, ICS's total market return was 20.34 percent. As of October 31, 2001, ICS's share price was at a 4.44 percent discount to its NAV.

Monthly dividends for November and December 2001 were declared in October. Beginning with the November payment, the monthly dividend was reduced from $0.0625 to $0.0600 per share. On October 31, 2001, the Trust's level of undistributed net investment income was $0.107 per share versus $0.078 per share at the beginning of the calendar year. The new dividend level more closely reflects the Trust's current earnings.

Portfolio Structure

The Trust's net assets of $63 million were diversified among 12 long-term sectors and 29 credits. At the end of October, the portfolio's average maturity was 21 years. Average duration, a measure of sensitivity to interest-rate changes, was 5.4 years. The accompanying charts and table provide current information on the portfolio's credit enhancements, maturity distribution and sector concentration. Optional call provisions by year and their respective cost
(book) yields are also shown.

Looking Ahead

Economists calculate the negative impact of the September 11 attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 12-month period ended October 31, 2001, the Trust purchased and retired 79,600 shares of common stock at a weighted average market discount of 7.85 percent.

Morgan Stanley Insured California Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

We appreciate your ongoing support of Morgan Stanley Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Insured California Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

[LARGEST SECTORS BAR CHART]

                                                     GENERAL
WATER & SEWER                  TAX ALLOCATION      OBLIGATION      TRANSPORTATION       HOSPITAL          MORTGAGE
-------------                  --------------      ----------      --------------       --------          --------
22%                                  19%              14%                11%               7%                7%


REFUNDED
--------
  5%

Portfolio structure is subject to change.

[CREDIT ENHANCEMENTS PIE CHART]

                                                                                                                    US GOV'T
MBIA                                  AMBAC               FGIC                 FSA             CONNIE LEE            BACKED
----                                  -----               ----                 ---             ----------           --------
30%                                     30%                19%                 16%                  3%                 2%

Portfolio structure is subject to change.

[WEIGHTED MATURITY BAR GRAPH]

                                                              Weighted Average
                                                              Maturity: 21 Years

1-5 YEARS                                                                           0%
5-10 Years                                                                        0.0%
10-15 Years                                                                       7.9%
15-20 Years                                                                      36.8%
20-30 Years                                                                      47.0%
30+ Years                                                                         8.3%

Portfolio structure is subject to change.

Morgan Stanley Insured California Municipal Securities
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

[CALL AND COST (BOOK) YEILD STRUCTURE BAR GRAPH]

                                       WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

                                               WEIGHTED AVERAGE BOOK YIELD: 5.9%

 YEARS
 BONDS                                         PERCENT                       COST (BOOK)
CALLABLE                                       CALLABLE                        YIELD
--------                                       --------                      -----------
2001
2002
2003                                               25%                           6.1%
2004                                               35%                           6.3%
2005                                                2%                           6.3%
2006
2007
2008                                                8%                           6.0%
2009                                                4%                           5.9%
2010                                                3%                           5.5%
2011+                                              23%                           5.2%

* Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For example, the Trust is earning a book yield of 6.1% on 25% of the long-term portfolio that is callable in 2003.

     Portfolio structure is subject to change.

Morgan Stanley Insured California Municipal Securities
RESULTS OF ANNUAL MEETING

                             *         *         *

On June 26, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on the following matters, the results of which were as follows:

(1) Election of Trustees:

Edwin J. Garn
For..................................................   3,397,474
Withheld.............................................      57,228

James F. Higgins
For..................................................   3,397,261
Withheld.............................................      57,441

Michael E. Nugent
For..................................................   3,396,761
Withheld.............................................      57,941

Philip J. Purcell
For..................................................   3,396,504
Withheld.............................................      58,198

The following Trustees were not standing for reelection at this meeting:

Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder.

(2) Ratification of the selection of Deloitte & Touche LLP as Independent
Auditors:

For..................................................   3,399,839
Against..............................................      13,940
Abstain..............................................      40,923

Morgan Stanley Insured California Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            California Tax-Exempt Municipal Bonds (95.3%)
            General Obligation (13.5%)
            California,
 $ 3,000      Various Purpose 03/01/94 (FSA)...........................   5.50%   03/01/20    $ 3,107,880
   1,000      Dtd 09/01/00 (FGIC)......................................   5.25    09/01/30      1,026,950
   2,000    Los Angeles Community College District Election 2001 Ser A
              (MBIA)...................................................   5.00    06/01/26      2,021,380
   1,000    Tahoe Truckee Unified School District, District No. 1 2001
              Refg (MBIA)..............................................   5.50    08/01/18      1,114,690
   1,375    Upland School District, Election of 2000 Ser 2001 B
              (FSA)....................................................   0.00+   08/01/25      1,273,264
 -------                                                                                      -----------
   8,375                                                                                        8,544,164
 -------                                                                                      -----------
            Educational Facilities Revenue (2.6%)
   1,500    California Educational Facilities Authority, National
 -------      University Ser 1994 (Connie Lee).........................   6.20    05/01/21      1,637,670
                                                                                              -----------
            Electric Revenue (3.3%)
   1,000    Anaheim Public Financing Authority, San Juan 2nd Ser
              (FGIC)...................................................   5.75    10/01/22      1,052,560
   1,000    Los Angeles Department of Water & Power, 2001 Ser A
              (FSA)....................................................   5.25    07/01/21      1,042,270
 -------                                                                                      -----------
   2,000                                                                                        2,094,830
 -------                                                                                      -----------
            Hospital Revenue (6.7%)
   2,000    California Health Facilities Financing Authority, Catholic
              Healthcare West Ser 1994 B (Ambac).......................   5.00    07/01/21      2,017,240
   2,000    California Statewide Communities Development Authority,
              Sharp Health Care COPs (MBIA)............................   6.00    08/15/24      2,185,340
 -------                                                                                      -----------
   4,000                                                                                        4,202,580
 -------                                                                                      -----------
            Mortgage Revenue - Multi-Family (5.0%)
   3,000    Los Angeles Community Redevelopment Agency, 1994 Ser A
              (Ambac)..................................................   6.45    07/01/17      3,165,390
 -------                                                                                      -----------
            Mortgage Revenue - Single Family (2.3%)
   1,355    California Housing Financing Agency, 1995 Ser B (AMT)
              (Ambac)..................................................   6.25    08/01/14      1,448,034
 -------                                                                                      -----------
            Public Facilities Revenue (1.7%)
   1,000    Glendale Unified School District, 1994 Ser A COPs
              (Ambac)..................................................   6.00    03/01/19      1,084,310
 -------                                                                                      -----------
            Resource Recovery Revenue (3.5%)
   2,000    Sacramento Financing Authority, 1999 Solid Waste & Redev
              (Ambac)..................................................   5.75    12/01/22      2,190,240
 -------                                                                                      -----------

                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
     Tax)
 Allocation
 Revenue
  (18.9%
 $ 2,000    Bay Area Government Association, Pool 1994 Ser A (FSA).....   6.00%   12/15/24    $ 2,210,760
   2,000    Brea Redevelopment Agency, 1993 Refg Ser AB (MBIA).........   5.75    08/01/23      2,119,960
   2,000    Cerritos Public Financing Authority, Los Coyotes Redev Ser
              1993 A (Ambac)...........................................   5.75    11/01/22      2,131,140
   3,000    Corona Redevelopment Agency, Area A 1994 Refg Ser A
              (FGIC)...................................................   6.25    09/01/13      3,337,110
   2,000    South Orange County Public Financing District #88-1, 1994
              Ser A (MBIA).............................................   6.00    09/01/18      2,151,520
 -------                                                                                      -----------
  11,000                                                                                       11,950,490
 -------                                                                                      -----------
            Transportation Facilities Revenue (10.6%)
            San Francisco Airports Commission, San Francisco Int'l
              Airport
   1,000      Second Ser Refg Issue 4 (MBIA)...........................   6.00    05/01/20      1,059,000
   1,500      Second Ser Refg Issue 2 (MBIA)...........................   6.75    05/01/20      1,614,285
   2,000    San Francisco Bay Area Rapid Transit District, Sales Tax
              Ser 1998 (Ambac).........................................   4.75    07/01/23      1,986,500
   2,000    San Jose Airport, Ser 2001 A (FGIC)........................   5.00    03/01/25      2,010,240
 -------                                                                                      -----------
   6,500                                                                                        6,670,025
 -------                                                                                      -----------
            Water & Sewer Revenue (22.3%)
            East Bay Municipal Utility District,
   2,000      Water Ser 1998 (MBIA)....................................   4.75    06/01/34      1,957,400
   2,000      Water Ser 2001 (MBIA)....................................   5.00    06/01/26      2,021,160
   1,000    Eastern Municipal Water District, Water & Sewer Refg Ser
              1998 A COPs (FGIC).......................................   4.75    07/01/23        993,250
   2,900    Garden Grove Public Finance Authority, Water Ser 1993
              (FGIC)...................................................   5.50    12/15/23      2,993,525
   2,000    Los Angeles, Wastewater Refg Ser 1993 A (MBIA).............   5.70    06/01/20      2,073,540
   2,000    Sacramento Financing Authority, Water & Capital Improvement
              2001 Ser A (Ambac).......................................   5.00    12/01/26      2,021,160
   2,000    San Francisco Public Utility Commissions, Water 2001 Refg
              Ser A (FSA)..............................................   5.00    11/01/31      2,017,240
 -------                                                                                      -----------
  13,900                                                                                       14,077,275
 -------                                                                                      -----------

                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Refunded (4.9%)
 $ 2,000    Anaheim, Anaheim Memorial Hospital Association COPs (Ambac)
              (ETM)....................................................   5.125%  05/15/20    $ 2,027,820
   1,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
              (ETM)....................................................   5.50    10/01/32      1,061,570
 -------                                                                                      -----------
   3,000                                                                                        3,089,390
 -------                                                                                      -----------
  57,630    Total California Tax-Exempt Municipal Bonds (Cost $54,848,509).................    60,154,398
 -------                                                                                      -----------
            California Short-Term Tax-Exempt Municipal Obligation
              (1.1%)
     700    California Health Facilities Financing Authority, Adventist
 -------      Health System West 1998 Ser B (MBIA) (Demand 11/01/01)
              (Cost $700,000)..........................................   1.65*   09/01/28        700,000
                                                                                              -----------
 $58,330    Total Investments (Cost $55,548,509) (a)....................              96.4%    60,854,398
 =======
            Other Assets in Excess of Liabilities.......................               3.6      2,295,636
                                                                                     -----    -----------
            Net Assets..................................................             100.0%   $63,150,034
                                                                                     =====    ===========

---------------------

   AMT      Alternative Minimum Tax
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    +       Currently a zero coupon security; will convert to 5.125% on
            August 1, 2003.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes.
            The aggregate gross and net unrealized appreciation is
            $5,305,889.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2001

Assets:
Investments in securities, at value
  (cost $55,548,509)........................................  $60,854,398
Cash........................................................      421,099
Receivable for:
    Investment sold.........................................    1,051,037
    Interest................................................    1,021,428
Prepaid expenses............................................        4,643
                                                              -----------
    Total Assets............................................   63,352,605
                                                              -----------
Liabilities:
Payable for:
    Shares of beneficial interest repurchased...............      138,642
    Investment management fee...............................       19,980
Accrued expenses............................................       43,949
                                                              -----------
    Total Liabilities.......................................      202,571
                                                              -----------
    Net Assets..............................................  $63,150,034
                                                              ===========
Composition of Net Assets:
Preferred shares of beneficial interest (1,000,000 shares
  authorized of non-participating $.01 par value, none
  issued)...................................................      --
                                                              -----------
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 3,946,013 shares
  outstanding)..............................................  $55,962,995
Net unrealized appreciation.................................    5,305,889
Accumulated undistributed net investment income.............      422,132
Accumulated undistributed net realized gain.................    1,459,018
                                                              -----------
    Total Net Assets........................................  $63,150,034
                                                              ===========
Net Asset Value Per Common Share
  ($63,150,034 divided by 3,946,013 common shares
  outstanding)..............................................        $16.00
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended October 31, 2001

Net Investment Income:

Interest Income.............................................  $3,473,400
                                                              ----------
Expenses
Investment management fee...................................     218,428
Professional fees...........................................      48,087
Registration fees...........................................      21,489
Transfer agent fees and expenses............................      20,151
Shareholder reports and notices.............................      13,302
Trustees' fees and expenses.................................      12,410
Custodian fees..............................................       5,168
Other.......................................................      13,920
                                                              ----------
    Total Expenses..........................................     352,955
Less: expense offset........................................      (5,165)
                                                              ----------
    Net Expenses............................................     347,790
                                                              ----------
    Net Investment Income...................................   3,125,610
                                                              ----------
Net Realized and Unrealized Gain:
Net realized gain...........................................   1,572,143
Net change in unrealized appreciation.......................   1,227,507
                                                              ----------
    Net Gain................................................   2,799,650
                                                              ----------
Net Increase................................................  $5,925,260
                                                              ==========

                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE YEAR       FOR THE YEAR
                                                                  ENDED              ENDED
                                                              OCTOBER 31, 2001   OCTOBER 31, 2000
                                                                -----------        -----------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $ 3,125,610        $ 3,116,038
Net realized gain...........................................      1,572,143            311,387
Net change in unrealized appreciation.......................      1,227,507          2,798,692
                                                                -----------        -----------
    Net Increase............................................      5,925,260          6,226,117
Dividends to shareholders from net investment income........     (2,991,703)        (3,058,655)
Decrease from transactions in common shares of beneficial
  interest..................................................     (1,143,544)        (1,581,400)
                                                                -----------        -----------
    Net Increase............................................      1,790,013          1,586,062
Net Assets:
Beginning of period.........................................     61,360,021         59,773,959
                                                                -----------        -----------
End of Period
(Including undistributed net investment income of $422,132
and $323,535, respectively).................................    $63,150,034        $61,360,021
                                                                ===========        ===========

                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001

1. Organization and Accounting Policies

Morgan Stanley Insured California Municipal Securities (the "Trust"), formerly Morgan Stanley Dean Witter Insured California Municipal Securities (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $13,000,835 and $15,422,830, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $2,200.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1999...................................  4,145,213    $41,452    $58,611,177
Treasury shares purchased and retired (weighted average
  discount 9.44%)*..........................................   (119,600)    (1,196)    (1,580,204)
                                                              ---------    -------    -----------
Balance, October 31, 2000...................................  4,025,613     40,256     57,030,973
Treasury shares purchased and retired (weighted average
  discount 7.85%)*..........................................    (79,600)      (796)    (1,142,748)
Reclassification due to permanent book/tax differences......     --          --            35,310
                                                              ---------    -------    -----------
Balance, October 31, 2001...................................  3,946,013    $39,460    $55,923,535
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Federal Income Tax Status

During the year ended October 31, 2001, the Trust utilized its net capital loss carryover of approximately $113,000.

As of October 31, 2001, the Trust had permanent book/tax differences primarily attributable to market discount retained by the Trust. To reflect reclassifications arising from these differences, accumulated undistributed net investment income was charged and paid-in-capital was credited $35,310.

Morgan Stanley Insured California Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

7. Dividends To Common Shareholders

On October 30, 2001, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
  $0.06    November 9, 2001  November 23, 2001
  $0.06    December 7, 2001  December 21, 2001

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust did not hold positions in residual interest bonds.

10. Change in Accounting Policy

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

Morgan Stanley Insured California Municipal Securities

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                          FOR THE YEAR ENDED OCTOBER 31*
                                                       --------------------------------------------------------------------
                                                         2001           2000           1999           1998           1997
                                                       --------       --------       --------       --------       --------

Selected Per Share Data:
Net asset value, beginning of period.................  $ 15.24        $ 14.42        $ 16.00        $ 15.50        $ 15.02
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
    Net investment income............................     0.78           0.76           0.74           0.76           0.78
    Net realized and unrealized gain (loss)..........     0.71           0.77          (1.43)          0.52           0.50
                                                       -------        -------        -------        -------        -------
Total income (loss) from investment operations.......     1.49           1.53          (0.69)          1.28           1.28
                                                       -------        -------        -------        -------        -------
Less dividends and distributions from:
    Net investment income............................    (0.75)         (0.75)         (0.75)         (0.78)         (0.81)
    Net realized gain................................    --             --             (0.16)         --             --
                                                       -------        -------        -------        -------        -------
Total dividends and distributions....................    (0.75)         (0.75)         (0.91)         (0.78)         (0.81)
                                                       -------        -------        -------        -------        -------
Anti-dilutive effect of acquiring treasury shares....     0.02           0.04           0.02          --              0.01
                                                       -------        -------        -------        -------        -------
Net asset value, end of period.......................  $ 16.00        $ 15.24        $ 14.42        $ 16.00        $ 15.50
                                                       =======        =======        =======        =======        =======
Market value, end of period..........................  $ 15.29        $13.375        $12.938        $ 15.25        $14.375
                                                       =======        =======        =======        =======        =======
Total Return+........................................    20.34%          9.34%         (9.83)%        11.71%         12.64%
Ratios to Average Net Assets:
Expenses (before expense offset).....................     0.57%(1)       0.56%(1)       0.58%(1)       0.58%(1)       0.56%(1)
Net investment income................................     5.01%          5.18%          4.80%          4.84%          5.14%
Supplemental Data:
Net assets, end of period, in thousands..............  $63,150        $61,360        $59,774        $67,178        $65,111
Portfolio turnover rate..............................       22%            14%             9%            12%         --

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Insured California Municipal Securities
INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Morgan Stanley Insured California Municipal Securities:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Insured California Municipal Securities (the "Trust"), formerly Morgan Stanley Dean Witter Insured California Municipal Securities, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Insured California Municipal Securities as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 20, 2001

      --------------------------------------------------------------------
                      2001 FEDERAL TAX NOTICE (UNAUDITED)

         For the year ended October 31, 2001, all of the Trust's dividends from net investment income paid to its shareholders were exempt interest dividends, excludable from gross income for Federal income tax purposes.

      --------------------------------------------------------------------

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

MORGAN STANLEY
INSURED CALIFORNIA
MUNICIPAL SECURITIES

Annual Report
October 31, 2001